                                                                    EXHIBIT 10.1

                            STOCKHOLDERS AGREEMENT

          STOCKHOLDERS AGREEMENT, dated as of April 16, 1996, among XOMED SURGICAL PRODUCTS, INC., a Delaware corporation (the "Company"), WARBURG, PINCUS
                                                      -------
INVESTORS, L.P., a Delaware limited partnership ("Warburg"), ACCEL IV L.P., a
                                                  -------
Delaware limited partnership ("Accel IV"), ACCEL INVESTORS '94 L.P., a Delaware
                               --------
limited partnership ("Accel Investors '94"), ACCEL KEIRETSU L.P., a Delaware
                      -------------------
limited partnership ("Accel Keiretsu"), ELMORE C. PATTERSON PARTNERS, a Delaware
                      --------------
general partnership ("Patterson"), PROSPER PARTNERS, a New York general
                      ---------
partnership ("Prosper" and together with Accel IV, Accel Investors '94, Accel
              -------
Keiretsu and Patterson, "Accel"), VERTICAL FUND ASSOCIATES, L.P., a Delaware
                         -----
limited partnership ("Vertical Fund Associates"), VERTICAL MEDICAL PARTNERS,
                      ------------------------
L.P., a Delaware limited partnership ("Vertical Medical Partners"), VERTICAL
                                       -------------------------
PARTNERS, L.P., a Delaware limited partnership ("Vertical Partners" and together
                                                 -----------------
with Vertical Fund Associates and Vertical Medical Partners, "Vertical"), MARK
                                                              --------
K. ADAMS ("Adams"), SOLOMON ROSENBLATT ("Rosenblatt"), RONALD J. CERCONE
           -----                         ----------
("Cercone"), WILLIAM R. MILLER ("Miller") and ROBERT A. REEVES ("Reeves")
  -------                        ------                          ------
(Warburg, Accel, Vertical, Adams, Rosenblatt, Cercone, Miller and Reeves are hereinafter referred to collectively as the "Existing Investors"), First Union
                                             ------------------
Capital Partners, Inc., a Virginia corporation ("First Union"), and the
                                                 -----------
individuals listed on Schedule I hereto (together with First Union, the "New
                      ----------                                         ---
Investors" and, together with First Union and the Existing Investors, the
- ---------
"Investors").
 ---------

                                R E C I T A L S:
                                - - - - - - - -

          WHEREAS, the New Investors have, pursuant to the terms of a stock purchase agreement, dated as of April 15, 1996, with the Company (the "Purchase
                                                                       --------
Agreement"), agreed to acquire (i) shares of Series A Convertible Preferred
- ---------
Stock, par value $1.00 per share ("Series A Convertible Preferred Stock"), of
                                   ------------------------------------
the Company, which shares are convertible into shares of Class A common stock, par value $.01 per share, of the Company ("Class A Common Stock"); (ii) shares
                                           --------------------
of Series C Redeemable Preferred Stock, par value $1.00 per share ("Series C
                                                                    --------
Redeemable Preferred Stock" and together with the Series A Convertible Preferred
- --------------------------
Stock and the Series B Convertible Preferred Stock, par value $1.00 per share

("Series B Convertible Preferred Stock"), are hereinafter referred to as
  ------------------------------------
"Preferred Stock"), of the Company; and (iii) options to acquire shares of Class
 ---------------
A Common Stock;

          WHEREAS, the Existing Investors and the Company desire to amend and restate Sections 6.3 through 6.6, Section 6.8, Section 9 and Section 10 of the Exchange and Purchase of Stock Agreement, dated as of April 15, 1994 (the "Exchange Agreement"), among the Existing Investors and the Company; and
 ------------------

          WHEREAS, the Investors and the Company desire to promote their mutual interests by agreeing to certain matters relating to the operations of the Company and the disposition of shares of capital stock in the Company.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

SECTION 1.  CERTAIN COVENANTS OF THE PARTIES
            --------------------------------

          (a)  Legends.  The certificates evidencing the shares of Class A
               -------
Common Stock or Preferred Stock, as applicable, acquired by the New Investors in connection with the Purchase Agreement will bear the following legend reflecting the restrictions on the transfer of such securities contained in this Agreement:

          "The securities evidenced hereby are subject to the terms of that certain Stockholders Agreement, dated as of April 16, 1996, by and among the Company and certain investors identified therein, including certain restrictions on transfer and rights of first refusal. A copy of this Agreement has been filed with the Secretary of the Company and is available upon request."

          (b)  Election of Directors.  The Investors and the Company shall take
               ---------------------
all action within their respective power, including but not limited to, the voting of capital stock of the Company, required to cause the Board of Directors of the Company to consist of seven (7) members. So long as Warburg owns forty percent (40%) or more of the total number of outstanding shares of Class A Common Stock, Warburg shall have the right to designate three (3) persons of Warburg's choice to be appointed or nominated for election to the Company's Board of Directors. If at any time Warburg owns less than forty percent (40%), but twenty percent (20%) or more, of the total number of outstanding shares of Class A Common Stock, Warburg shall have the right to designate two (2) persons of Warburg's choice to be appointed or nominated for election to the Company's Board of Directors. If at any time Warburg owns less than twenty percent (20%), but ten percent (10%) or more, of the total number of outstanding shares of Class A Common Stock, Warburg shall have the right to designate one (1) person of Warburg's choice to be appointed or nominated for election to the Company's Board of Directors. If at any time Warburg owns less than ten percent (10%) of the total number of outstanding shares of Class A Common Stock, Warburg's right to designate persons for appointment or nomination as directors under this Agreement shall terminate. In no event shall persons designated by Warburg for appointment or nomination to the Company's Board of Directors constitute a majority of the members of the Board of Directors.

          (c)  Attendance at Board Meetings.  From and after the date hereof and
               ----------------------------
at all times throughout the term of this Agreement prior to the date on which the Company completes a firm commitment underwritten public offering (the "Initial Public Offering") for shares of Class A Common Stock or Class B common
 -----------------------
stock, par value $.01 per share ("Class B Common Stock" and together with Class
                                  --------------------
A Common Stock, "Common Stock") of the Company pursuant to a registration under
                 ------------
the Securities Act of 1933, as amended (the "Act"), the Company shall give First
                                             ---
Union notice of each meeting of its board of directors and each committee thereof at least at the same time and in the same manner as notice is given to the directors, and the Company shall permit a representative of First Union to attend as an observer all meetings (including telephonic) of its board of directors. First Union's representative shall be entitled to receive all written materials and other information (including without limitation copies of meeting minutes) given to directors in connection with such meetings at the same time such materials and information are given to the directors. If the Company proposes to take any action by written consent in lieu of a meeting of its board of directors, the Company shall give notice thereof prior to the effective date of such consent describing in reasonable detail the nature and substance of such action. If members of the Board of Directors are compensated for out-of-pocket expenses in connection with attending a board meeting, the Company shall pay the reasonable out-of-pocket expenses of each First Union representative incurred in connection with attending such board meetings. The Company shall cause each of its subsidiaries to provide to First Union the same rights with respect to such subsidiary (including without limitation relating to notice of and attendance at meetings of the board of directors of such subsidiary) as provided by the Company to First Union hereunder.


SECTION 2.  TRANSFER OF STOCK
            -----------------

          (a)  Resale of Securities.  No Investor shall Transfer any shares of
               --------------------
capital stock of the Company other than in accordance with the provisions of this Section 2. Any Transfer or purported Transfer made in violation of this
Section 2 shall be null and void and of no effect.

          (b)  Rights of First Refusal. None of Accel, Vertical, Adams,
               -----------------------
Rosenblatt, Cercone, Miller, Reeves or the New Investors shall transfer any of the shares of capital stock of the Company owned by such Investor (other than a transfer to one or more of its Affiliates, so long as such Affiliate agrees, in writing, to be bound to the provisions of this Section 2(b) as to any subsequent transfer), unless such Investor (the "Transferor") shall have first offered to
                                      ----------
sell, first to the Company and then to Warburg, Accel (if Accel is not the Transferor), Vertical (if Vertical is not the Transferor) and First Union (if First Union is not the Transferor) (collectively, the "Institutional
                                                       -------------
Investors"), the securities sought to be transferred (the
- ---------

"Subject Securities") in the manner contemplated by this Section 2(b).
 ------------------

               (i) When a Transferor seeks to transfer Subject Securities (other than a transfer to one or more of its Affiliates, so long as such Affiliate agrees, in writing, to be bound to the provisions of this Section 2(b) as to any subsequent transfer), it shall give notice of the proposed transfer to the Company and the Institutional Investors, which notice shall set forth: (i) the Transferor's intention to sell the Subject Securities to a third party pursuant to a bona fide offer from such party, (ii) the nature and amount of securities to be transferred, (iii) the name, address and identity of such third party, and (iv) the price and terms upon which such third party intends to purchase the Subject Securities, and to which notice shall be attached a copy of such bona fide third party offer. Such notice shall constitute an offer by the Transferor to sell to the Company, or if the Company shall not elect to purchase, an offer by the Transferor to sell to the Institutional Investors, all of the Subject Securities at the same price and upon the same terms and conditions.

              (ii) Within ten (10) days after the receipt of the notice described in paragraph (a) above, the Company may, at its option, exercisable by notice to the Transferor, elect to purchase all, but not less than all, of the Subject Securities at the price and upon the terms and conditions set forth in the Transferor's notice. In the event that the Company does not exercise its option to purchase the Subject Securities, within ten (10) days after the expiration of the prior ten (10) day period, the Institutional Investors may, at their option, exercisable by notice to the Transferor, elect to purchase, in the same proportion as each Institutional Investor's shares of Common Equity (as defined below) bears to the total shares of Common Equity then owned by all of the Institutional Investors (other than the Transferor), all, but not less than all, of the Subject Securities at the price and upon the terms and conditions set forth in the Transferor's notice. If any Institutional Investor shall reject in whole or in part the Subject Securities offered to it, then the other Institutional Investors shall be entitled to purchase, all, but not less than all, of the rejected Subject Securities offered, in the same proportion as each other Institutional Investor's then owned shares of Common Equity bears to the total shares of Common Equity owned by the other Institutional Investors who have not so rejected the Subject Securities offered.

             (iii) The closing of the purchase of the Subject Securities shall take place at the offices of the Company (if the Company is the purchaser) or Warburg (if Warburg is a purchaser) or at such other location as may be agreed upon by the purchasers on a date agreed to by the purchasers, which shall not be more than ten (10) days after the date of the election to purchase the Subject Securities. At the closing, the Transferor shall deliver to the purchaser or purchasers the appropriate stock certificates, duly endorsed and in negotiable form.

              (iv) If neither the Company nor any of the Institutional Investors elects to exercise its option within the periods provided in paragraph
(ii) above, the Transferor may make the transfer of the Subject Securities to the prospective transferee named in the Transferor's notice, provided that (i)
                                                             --------
such transfer shall be made only on terms no more favorable to the purchasers thereof than the terms specified in the Transferor's notice and (ii) the transferee agrees, in writing, to be bound by the provisions of this Section 2(b) as to any subsequent transfer of the Subject Securities. If, however, the Transferor shall fail to make such transfer within thirty (30) days following the expiration of the periods provided in paragraph (ii) above, the Subject Securities shall again become subject to all of the restrictions and procedures set forth in this Section 2(b).

               (v) It shall be a condition to the issuance by the Company of any additional securities that any purchaser of such securities agree, in writing, to be bound by the provisions of this Section 2(b) as to any transfer of such securities. All certificates evidencing securities of the Company held by any shareholder other than Warburg shall be legended with a legend reflecting the fact that the securities are subject to a right of first refusal as provided in this Section 2(b).

               (vi) The Company shall not record any transfer of Subject Securities in violation of the provisions of this Section 2(b).

               (vii) The Company and the Investors hereby declare that it is impossible to measure in money the damages which will accrue to the Company or the Institutional Investors by reason of their failure to perform any of the obligations set forth in this Section 2(b). Therefore, the Company and the Institutional Investors shall have the right to specific performance of such obligations, and if the Company or the Institutional Investors shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Investors hereby waives the claim or defense that the Company or the Institutional Investors has an adequate remedy at law.

          (c)  Subscription Right.  If, at any time after the date hereof, the
               ------------------
Company proposes to issue equity securities of any kind (the term "equity securities" shall include for these purposes any warrants, options or other rights to acquire equity securities and debt securities convertible into or exchangeable for equity securities or rights to acquire equity securities) of the Company (other than the issuance of securities (w) upon conversion of the Class B Common Stock, the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock, (x) to the public in a firm commitment underwriting pursuant to a registration statement filed under the Act, (y) pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other form of reorganization or (z) to employees of the Company pursuant to an employee stock option plan, stock bonus plan, stock purchase plan or other management equity program), then, as to each Investor who then holds in excess of one percent (1%) of the shares of Common Equity then outstanding or issuable, the Company shall:

               (i) give written notice setting forth in reasonable detail (i) the designation and all of the terms and provisions of the securities proposed to be issued (the "Proposed Securities"), including, where applicable, the
                   -------------------
voting powers, preferences and relative participating, optional or other special rights, and the qualification, limitations or restrictions thereof and interest rate and maturity; (ii) the price and other terms of the proposed sale of such securities; (iii) the amount of such securities proposed to be issued; and (iv) such other information as the Investors may reasonably request in order to evaluate the proposed issuance; and

               (ii) offer to issue to each such Investor a portion of the Proposed Securities equal to a percentage determined by dividing (x) the number of shares of Common Equity held by or issuable to such Investor, by (y) the total number of shares of Common Equity then outstanding or issuable; provided,
                                                                      --------
however, that if the Company proposes to issue Proposed Securities consisting of
- -------
Class A Common Stock, Series A Preferred Stock or any other equity securities with voting rights, the Company shall offer to sell to Warburg, and Warburg may purchase, at its option, Warburg's pro rata share of such Proposed Securities in shares of Class B Common Stock in lieu of Class A Common Stock, Series B Preferred Stock in lieu of Series A Preferred Stock or other equity securities substantially similar to those offered to the other Investors except that such equity securities shall have effective voting rights only in the hands of (i) a holder other than Warburg or any affiliate (as defined in Rule 12b-2 promulgated under the Exchange Act and any successor rule) of Warburg or (ii) a holder who, together with all affiliates of such holder, does not own beneficially and of record more than fifty percent (50%) of the then outstanding shares of Voting Stock of the Company.

          Each such Investor must exercise its purchase rights hereunder within ten (10) days after receipt of such notice from the Company. If all of the Proposed Securities offered to such Investors are not fully subscribed by such Investors, the remaining Proposed Securities will be reoffered to the Investors purchasing their full allotment upon the terms set forth in this Section, until all such Proposed Securities are fully subscribed for or until all such Investors have subscribed for all such Proposed Securities which they desire to purchase, except that such Investors must exercise their purchase rights within five (5) days after receipt of all such reoffers. To the extent that the Company offers two or more securities in units, Investors must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

          Upon the expiration of the offering periods described above, the Company will be free to sell such Proposed Securities which the Investors have not elected to purchase during the ninety (90) days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any Proposed Securities offered or sold by the Company after such ninety (90) day period must be reoffered to the Investors pursuant to this Section.

          The election by an Investor not to exercise its subscription rights under this Section in any one instance shall not affect its right (other than in respect of a reduction in its percentage holdings) as to any subsequent proposed issuance. Any sale of such securities by the Company without first giving the Investors the rights described in this Section shall be void and of no force and effect.

          (d)  Tag Along Right.  If Warburg shall elect to cause the transfer of
               ---------------
more than five percent (5%) of its shares of Common Equity in a transaction or series of related transactions (other than a transfer to one or more of its Affiliates, so long as such Affiliate agrees, in writing, to be bound to the provisions of this Section 2(d)) pursuant to a bona fide offer to or from a third party (the "Buyer"), whether pursuant to one transaction or a series of
                  -----
related transactions, Warburg shall notify the other Investors, in writing, of such offer and its terms and conditions. Each other Investor shall have the right, exercisable by notice to Warburg given within ten (10) days of receipt of the terms and conditions of the offer, to sell to the Buyer, at the same price and on the same terms as Warburg, an amount of shares equal to the shares of Common Equity the Buyer actually proposes to purchase multiplied by a fraction, the numerator of which shall be the number of shares of Common Equity issued and owned by such Investor and the denominator of which shall be the aggregate number of shares of Common Equity issued and owned by Warburg and each Investor exercising its rights under this Section 2(d).

          The election by an Investor not to exercise its rights under this
Section in any one instance shall not affect its right as to any subsequent proposed sale.

          (e)  Injunctive Relief.  The Company and the Investors hereby declare
               -----------------
that it is impossible to measure in money the damages which will accrue to the parties hereto by reason of the failure of any Investor to perform any of its obligations set forth in this Section 2. Therefore, the Company and the Investors shall have the right to specific performance of such obligations, and if any party hereto shall institute any action or proceeding to enforce the provisions hereof, each of the Company and the Investors hereby waives the claim or defense that the party instituting such action or proceeding has an adequate remedy at law.

          (f)  Termination.  The provisions of Section 2(a) through 2(e) shall
               -----------
expire upon the closing of the Initial Public Offering.

          (g)  Certain Transfer Restrictions.  Without the prior written consent
               -----------------------------
of the Company, none of the New Investors shall Transfer any shares of Xomed Preferred (as defined in the Purchase Agreement) acquired by such New Investor pursuant to the Purchase Agreement, unless prior thereto the transferee acknowledges and agrees in writing (reasonably satisfactory to the Company) that such shares to be transferred are subject to the provisions of the Purchase Agreement.

SECTION 3.  REGISTRATION RIGHTS.
            -------------------

          3.1  Definitions.  As used in this Section 3:
               -----------

          (a)  the terms "register," "registered" and "registration" refer to a
                          --------    ---------        ------------
registration effected by preparing and filing a registration statement in compliance with the Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such registration statement;

          (b)  "Registrable Securities" shall mean (A) shares of Class A Common
                ----------------------
Stock issued or issuable to the Investors pursuant to the Exchange Agreement or the Purchase Agreement (including (i) shares of Class A Common Stock issuable upon any conversion of the Series A Preferred Stock issued to the Investors;
(ii) shares of Class A Common Stock issuable upon any conversion of the Class B Common Stock issued to the Investors; or (iii) shares of Class A Common
Stock issuable upon any conversion of the Series B Convertible Preferred Stock issued hereunder into Class B Common Stock and the subsequent conversion of such Class B Common Stock into Class A Common Stock) or any other right to acquire Class A Common Stock; (B) any capital stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares of Class A Common Stock referred to in clause (A) above; and (C) any additional shares of Class A Common Stock which any of the Investors may hereafter acquire;

          (c)  "Holder" shall mean any holder of Registrable Securities;
                ------

          (d)  "Initiating Holder" shall mean (i) prior to the Initial Public
                -----------------
Offering, any Holder or Holders who in the aggregate are Holders of more than 50% of the then outstanding Registrable Securities, or (ii) following the Initial Public

Offering, any Holder or Holders who in the aggregate are Holders of more than 20% of the then outstanding Registrable Securities;

          (e)  "Commission" shall mean the Securities and Exchange Commission or
                ----------
any other federal agency at the time administering the Act;

          (f)  "Registration Expenses" shall mean all expenses incurred by the
                ---------------------
Company in compliance with Sections 3.2 and 3.3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company); and

          (g)  "Selling Expenses" shall mean all underwriting discounts and
                ----------------
selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders.

          3.2  Requested Registration.
               ----------------------

          (a)  Request for Registration.  If the Company shall receive from
               ------------------------
an Initiating Holder, at any time, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the Company will:

               (i) promptly give written notice of the proposed registration, qualification or compliance to all other Holders of Registrable Securities; and

               (ii) as soon as practicable, use its diligent best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within ten (10) business days after written notice from the Company is given under Section 3.2(a)(i) above; provided
                                                                     --------
     that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 3.2:

                         (A) In any particular jurisdiction in which the
               Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act or applicable rules or regulations thereunder; or

                         (B) After the Company has effected two (2) such
               registrations pursuant to this Section 3.2(a) at the request of any Initiating Holder, and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed; provided, however, that if the prior two (2)
                                  --------  -------
               registrations effected pursuant to this Section 3.2(a) did not include Warburg as an Initiating Holder, then only after the Company has effected three (3) such registrations pursuant to this Section 3.2(a), the third of which must include Warburg as an Initiating Holder; or

                         (C) If the Registrable Securities requested by all
               Holders to be registered pursuant to such request do not have an anticipated aggregate public offering price (before any underwriting discounts and commissions) of not less than $5,000,000.

          The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 3.2(b) below, include other securities of the Company which are held by officers or directors of the Company, or which are held by persons who, by virtue of agreements with the Company, are entitled to include their securities in any such registration, but the Company shall have no absolute right to include any of its securities in any such registration.

          The registration rights set forth in this Section 3.2 shall be assignable, in whole or in part, to any transferee of Registrable Securities (who shall be bound by all obligations of this Section 3).

          (b)  Underwriting.  If the Initiating Holders intend to distribute the
               ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 3.2.

          If officers or directors of the Company holding other securities of the Company shall request inclusion in any registration pursuant to Section 3.2, or if holders of securities of the Company other than Registrable Securities who are entitled, by contract with the Company or otherwise, to have securities included in such a registration (the "Other Shareholders") request such
                                      ------------------
inclusion, the Holders shall offer to include the securities of such officers, directors and Other

Shareholders in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 3. The Company shall (together with all officers, directors and Other Shareholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders and reasonably acceptable to the Company. Notwithstanding any other provision of this Section 3.2, if the representative advises the Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the securities of the Company held by officers or directors (other than Registrable Securities) of the Company and the securities held by Other Shareholders shall be excluded from such registration to the extent so required by such limitation. If, after the exclusion of shares of the Company and Other Shareholders, further reductions are still required, the number of shares included in the registration by each Holder shall be reduced on a pro rata basis based on the number of shares held by each shareholder, by such minimum number of shares as is necessary to comply with such request. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any officer, director or Other Shareholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. The securities so withdrawn shall also be withdrawn from registration. If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company may include its securities for its own account in such registration if the underwriter so agrees and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

          (c)  Conversion of Class B Common Stock into Class A Common Stock.  In
               ------------------------------------------------------------
the event that Warburg intends to sell its shares of Class B Common Stock by means of an underwriting pursuant to paragraph (b) above, the Company shall, immediately upon the sale of such shares of Class B Common Stock to the underwriters of the offering, take all necessary steps and action to convert such shares into shares of Class A Common Stock for distribution by the underwriters to the public.

          3.3  Company Registration.
               --------------------

          (a)  Company Determination.  If the Company shall determine to
               ---------------------
register any of its securities either for its own account or for the account of a security holder or holders exercising their respective demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               (i) promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

               (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders within fifteen (15) days after receipt of the written notice from the Company described in clause (i) above, except as set forth in Section 9.3(b) below. Such written request may specify all or a part of the Holders' Registrable Securities.

          (b)  Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 3.3(a)(i). In such event, the right of each of the Holders to registration pursuant to this Section 3.3 shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders shall (together with the Company and the Other Shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 3.3, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, and (x) if such registration is the first registered offering of the Company's securities to the public, the underwriter may (subject to the allocation priority set forth below) exclude from such registration and underwriting some or all of the Registrable Securities which would otherwise be underwritten pursuant hereto, and (y) if such registration is other than the first registered offering of the Company's securities to the public, the underwriter may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting to not less than twenty five percent (25%) of the securities included therein (based on aggregate market values). The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated in the following manner: The securities of the Company held by officers, directors and Other Shareholders of the Company (other than

Registrable Securities and other than securities held by holders who by contractual right demanded such registration ("Demanding Holders")) shall be
                                               -----------------
excluded from such registration and underwriting to the extent required by such limitation, and, if a limitation on the number of shares is still required, the number of shares that may be included in the registration and underwriting by each of the Holders and Demanding Holders shall be reduced, on a pro rata basis, by such minimum number of shares as is necessary to comply with such limitation. If any of the Holders or any officer, director or Other Shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          (c)  Number and Transferability.  Each of the Holders shall be
               --------------------------
entitled to have its shares included in an unlimited number of registrations pursuant to this Section 3.3. The registration rights granted pursuant to this Section shall be assignable, in whole or in part, to any transferee of Registrable Securities (who shall be bound by all obligations of this Section
3).

          3.4  Expenses And Registration.
               -------------------------

          All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Section 3 shall be borne by the Company, and all Selling Expenses shall be borne by the Holders of the securities so registered pro rata on the basis of the number of their shares so registered; provided, however, that the Company shall not be required to pay
               --------  -------
any Registration Expenses with respect to a registration requested under Section
3.2 hereof if, as a result of the withdrawal of a request for registration by any of the Holders, as applicable (other than a withdrawal of a request for registration because of material adverse developments with respect to the Company since the time such Holder made its request), the registration statement does not become effective, in which case each of the Holders and Other Shareholders requesting registration shall bear such Registration Expenses pro rata on the basis of the number of their shares so included in the registration request, and provided, further, that, in each such case, such registration shall
             --------  -------
not be counted as a registration pursuant to Section 3.2(a)(ii)(B).

          3.5  Registration Procedures.
               ------------------------

          In the case of each registration effected by the Company pursuant to
Section 3, the Company will keep the Holders, as applicable, advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

          (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such one hundred twenty (120) day
              --------  -------
period shall be extended for a period of time equal to the period during which the Holders, as applicable, refrain from selling any securities included in such registration in accordance with provisions in paragraph 3.9 hereof; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one hundred twenty
(120) day period shall be extended until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable
                                               -------- -------
rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

          (c) Furnish such number of prospectuses and other documents incident thereto as each of the Holders, as applicable, from time to time may reasonably request; and

          (d) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 3.2 hereof, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Registrable Securities, provided such underwriting agreement is with
                                    --------
an underwriter reasonably acceptable to the Company and contains customary underwriting provisions and provided, further, that if the underwriter so
                            --------  -------
requests the underwriting agreement will contain customary contribution provisions.

          3.6  Indemnification.
               ---------------

          (a) The Company will indemnify each of the Holders, as applicable, each of its officers, directors and partners, and each person controlling each of the Holders, with respect to each registration which has been effected pursuant to this Section 3, and each underwriter, if any, and each person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each of the Holders, each of its officers, directors and partners, and each person controlling each of the Holders, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any
                             --------
such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holders or underwriter and stated to be specifically for use therein.

          (b) Each of the Holders will, if Registrable Securities held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act and the rules and regulations thereunder, each Other Shareholder and each of their officers, directors, and partners, and each person controlling such Other Shareholder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document made by such Holder, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading by such Holder, and will reimburse the Company and such Other Shareholders, directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of each of the Holders
         --------  -------
hereunder shall be limited to an amount equal to the proceeds to such Holder of securities sold as contemplated herein.

          (c) Each party entitled to indemnification under this Section 3.6 (the "Indemnified Party") shall give notice to the party required to provide
      -----------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
                      ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying
                                    --------
Party, who shall conduct the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld) and the Indemnified Party may participate in such defense at such party's expense (unless (i) the employment of counsel by such Indemnified Party has been authorized by the Indemnifying Party, (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Indemnifying Party of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the Indemnifying Party), and provided, further, that the failure of any Indemnified
                         --------  -------
Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          3.7  Information by the Holders.
               --------------------------

          Each of the Holders and each Other Shareholder holding securities included in any registration shall furnish to the Company such information regarding such Holder or Other Shareholder and the distribution proposed by such Holder or Other Shareholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 3.

          3.8  Condition to Registration.
               -------------------------

          The Company shall not be obligated to file a registration statement or to include Registrable Securities in a registration statement hereunder, (i) if the Company shall have received opinions of counsel reasonably satisfactory to each Holder and the Company to the effect that the proposed disposition of such Registrable Securities may be effected without registration under the Act or
(ii) to the extent all such Registrable Securities can then be sold during a single three-month period pursuant to Rule 144 under the Act (without giving effect to the provisions of Rule 144(k)).

          3.9  Rule 144 Reporting.
               ------------------

          With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the restricted securities to the public without registration, the Company agrees to:

          (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Act, at all times from and after ninety (90) days following the effective date of the first registration under the Act filed by the Company for an offering of its securities to the general public;

          (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) So long as the Investors own any Registrable Securities, furnish to each Investor upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the company, and such other reports and documents so filed as each Investor may reasonably request in availing itself of any rule or regulation of the Commission allowing each Investor to sell any such securities without registration.

          3.10  Market Stand-Off Agreement.
                --------------------------

          Each of the Holders shall agree, if requested by the Company and an underwriter of Class A Common Stock (or other securities) of the Company, not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder during the one hundred eighty
(180) day period following the effective date of a registration statement of the Company filed under the Act, provided that:
                             --------

          (a) such agreement only applies to the first such registration statement of the Company which includes securities to be sold on the Company's behalf to the public in an underwritten offering; and

          (b) all Other Shareholders and officers and directors of the Company enter into similar agreements.

          Such agreement shall be in writing in a form satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the shares

(or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.


SECTION 4.  INFORMATION AS TO THE COMPANY AND RELATED COVENANTS
            ---------------------------------------------------

          4.1  Financial and Business Information Information.  From and after
               ----------------------------------------------
the date hereof until the Initial Public Offering, the Company shall deliver to each Investor so long as such Investor continues to hold at least 50% of the shares of Common Equity acquired by such Investor in connection with this Agreement or the Exchange Agreement:

          (a)  Monthly and Quarterly Statements.  As soon as practicable, and in
               --------------------------------
any event within thirty (30) days of the close of each month of each fiscal year of the Company in the case of Monthly Statements and forty-five (45) days after the close of each of the first three fiscal quarters of each fiscal year of the Company in the case of Quarterly Statements, a consolidated balance sheet, statement of income and statement of changes in cash flow of the Company and its Subsidiaries, if any, as of the close of such month or quarter, as the case may be, and covering operations for such month or quarter and the portion of the Company's fiscal year ending on the last day of such month or quarter, all in reasonable detail and prepared in accordance with generally accepted accounting principles, consistently applied, subject to audit and year end adjustments, setting forth in each case in comparative form the figures for the comparable period of the previous fiscal year;

          (b)  Annual Statements.  As soon as practicable after the end of each
               -----------------
fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, a copy of:

               (i) consolidated and consolidating balance sheets of the Company and its Subsidiaries, if any, at the end of such year, and

               (ii) consolidated and consolidating statements of income, stockholders' equity and changes in cash flow of the Company and its Subsidiaries, if any, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by an opinion thereon of independent certified public accountants of recognized national standing selected by the Company and reasonably acceptable to the Investor, which opinion shall state that such financial statements fairly present the financial position of the Company and its Subsidiaries, if any, on a consolidated basis and have been prepared in accordance with generally accepted accounting principles consistently applied (except for changes in application in which such accountants concur) and that the examination of such accountants has been made in accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

          (c)  Business Plan; Projections.  Prior to the commencement of each
               --------------------------
fiscal year of the Company, an annual business plan of the Company and projections of operating results, prepared on a monthly basis, and a two (2) year business plan of the Company and projections of operating results. Within forty-five (45) days of the close of each fiscal quarter of the Company, if so requested by the Investor, the Company shall provide the Investor with a comparison of actual year-to-date results with the corresponding budgeted figures;

          (d)  Audit Reports.  Promptly upon receipt thereof, one (1) copy of
               -------------
each other financial report and internal control letter submitted to the Company by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company and its Subsidiaries, if any;

          (e)  Other Reports.  Promptly upon their becoming available, one (1)
               -------------
copy of each financial statement, report, notice or proxy statement sent by the Company to its shareholders generally, of each financial statement, report, notice or proxy statement sent by the Company or any of its Subsidiaries to the Commission or any successor agency, if applicable, of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by the Company or any of its Subsidiaries with, or received by such Person in connection therewith from, any securities exchange or the Commission or any successor agency, of any press release issued by the Company or any of its Subsidiaries, and of any material of any nature whatsoever prepared by the Commission, or any successor agency thereto or any state blue sky or securities law commission which relates to or affects in any way the Company or any of its Subsidiaries; and

          (f)  Requested Information.  With reasonable promptness, the Company
               ---------------------
shall furnish each Investor with such other data and information as from time to time may be reasonably requested.

          4.2  Inspection.
               ----------

          As long as any Investor holds at least two percent (2%) of the outstanding Common Stock or holds other securities convertible into a number of shares of Common Stock which upon such conversion will, together with shares of Common Stock held directly, equal at least two percent (2%) of the outstanding Common Stock after such conversion, the Company shall permit such Investor, its nominee, assignee, and its representative to visit and inspect any of the properties of the Company, to examine all its books of account, records, reports and other papers not contractually required of the Company to be confidential or secret, to make copies and extracts therefrom, and to discuss its affairs, finances and accounts with its officers, directors, key employees and independent public accountants or any of them (and by this provision the Company authorizes said accountants to discuss with said Investor, its nominee, assign and representatives the finances and affairs of the Company and its Subsidiaries, if any), all at such reasonable times and as often as may be reasonably requested.

          4.3  Confidentiality.
               ---------------

          As to so much of the information and other material furnished under or in connection with this Agreement or the Exchange Agreement (whether furnished before, on or after the date hereof) as constitutes or contains confidential business, financial or other information of the Company or its Subsidiaries, if any, each Investor covenants for itself and its directors, officers and partners that it will use due care to prevent its respective officers, directors, employees, counsel, accountants and other representatives from disclosing such information to persons other than their respective authorized employees, counsel, accountants, shareholders, partners, limited partners and other authorized representatives; provided, however, that the
                                               --------  -------
Investor may disclose or deliver any information or other material disclosed to or received by the Investor should such disclosure or delivery be required by law.

SECTION 5.  INTERPRETATION OF THIS AGREEMENT
            --------------------------------

          (a)  Terms Defined.  As used in this Agreement, the following
               -------------
terms have the respective meaning set forth below:

          Affiliate:  means any person or entity, directly or indirectly,
          ---------
controlling, controlled by or under common control with such person or entity.

          Common Equity:  means the Common Stock issued by the Company and the
          -------------
Common Stock issuable upon conversion of the Series A Preferred Stock and the Series B Preferred Stock (assuming full conversion of all outstanding shares of Series A Preferred Stock and Series B Preferred Stock).

          Exchange Act:  the Securities Exchange Act of 1934, as amended.
          ------------

          Person:  an individual, partnership, joint-stock company, corporation,
          ------
trust or unincorporated organization, and a government or agency or political subdivision thereof.

          Subsidiary:  a corporation of which the Company owns, directly or
          ----------
indirectly, more than 50% of the Voting Stock.

          Transfer:  any sale, assignment, pledge, hypothecation, or other
          --------
disposition or encumbrance.

          Voting Stock:  securities of any class or classes of a corporation the
          ------------
holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

          (b)  Accounting Principles.  Where the character or amount of any
               ---------------------
asset or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with U.S. generally accepted accounting principles at the time in effect, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

          (c)  Directly or Indirectly.  Where any provision in this Agreement
               ----------------------
refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

          (d)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

          (e)  Section Headings.  The headings of the sections and
               ----------------
subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part thereof.

SECTION 6.  MISCELLANEOUS
            -------------

          (a)  Termination.  This Agreement shall terminate on the earlier to
               -----------
occur of (i) the date on which each of the Institutional Investors shall have agreed or (ii) the tenth anniversary of the date hereof.

          (b)  Amendment of Exchange Agreement; Binding Agreement.  Each of the
               --------------------------------------------------
Existing Investors a signatory hereto and the Company hereby acknowledge and agree that this Agreement supersedes and amends and restates Sections 6.3 through 6.6, Section 6.8, Section 9 and Section 10 of the Exchange Agreement. Each of the Investors and the Company hereby acknowledge and agree that, notwithstanding the fact that this Agreement may not be executed by all of the Existing Investors, this Agreement constitutes a valid and binding obligation of such signatory and the Company, enforceable against the signatory and the Company in accordance with its terms. The Company hereby agrees to indemnify and hold harmless each of the New Investors from and against any and all damages and losses resulting from any failure of any Existing Investor to execute this Agreement, it being understood that (i) the Company agreed to provide to each of the New Investors all rights that each such New Investor would obtain hereunder upon execution and delivery of this Agreement by all of the Existing Investors and the Company ("Full Stockholder Rights"), and (ii) the Full Stockholder Rights are a material
  -----------------------
inducement to each such New Investor to enter into and consummate the transactions contemplated by the Stock Purchase Agreement.

          (c)  Notices.
               -------

               (i) All communications under this Agreement shall be in writing and shall be delivered by hand or mailed by overnight courier or by registered or certified mail, postage prepaid:

                    (1) if to the Investors, at the addresses shown below, marked for attention as there indicated, or at such other address as the Investor may have furnished the Company in writing.

          if to Warburg, at:

               Warburg, Pincus Investors, L.P.
               466 Lexington Avenue
               New York, New York  10017
               Attention:  Elizabeth H. Weatherman

          with a copy to:

               Willkie Farr & Gallagher
               One Citicorp Center
               153 East 53rd Street
               New York, New York  10022
               Attention:  Steven J. Gartner, Esq.

          if to Accel, at:

               c/o Accel Partners
               One Embarcadero Center
               Suite 3820
               San Francisco, California  94111
               Attention:  Paul Klingenstein

          if to Vertical, at:

               c/o The Vertical Group
               18 Bank Street
               Summit, New Jersey  07901
               Attention:  Richard B. Emmitt
          if to Adams, at:

               Mark K. Adams
               135 Montauk Avenue
               Stonington, Connecticut  06378

          if to Rosenblatt, at:

               Solomon Rosenblatt
               P.O. Box 225
               Sugar Loaf Shores, Florida  33044

          if to Cercone, at:

               Ronald J. Cercone
               8 Pepperidge Lane
               East Lyme, Connecticut  06333

          if to Miller, at:

               William R. Miller
               150 East 52nd Street
               New York, New York  10022

          if to Reeves, at:

               Robert A. Reeves
               c/o Underwriters Safety and Claims
                   of Tennessee
               Suite 301
               2019 Richard Jones Road
               Nashville, Tennessee  37215

          if to First Union, at:

               Scott Perper
               First Union Capital Partners
               One First Union Center
               Charlotte, North Carolina 28288

          if to James T. Treace, at:

               James T. Treace
               4911 Creekside Drive
               Clearwater, Florida

          if to John R. Treace, at:

               John R. Treace
               4911 Creekside Drive
               Clearwater, Florida

          if to Daniel H. Treace, at:

               Daniel H. Treace
               4911 Creekside Drive
               Clearwater, Florida

          if to F. Barry Bays, at:

               F. Barry Bays
               4911 Creekside Drive
               Clearwater, Florida

          with a copy to, with respect to the New Investors:

               Kirkland & Ellis
               200 East Randolph Street
               Chicago, Illinois 60601
               Attention:  Emile Karafiol, Esq.

                    (2) if to the Company, at its address shown below, marked for the attention of the President of the Company, or at such other address as it may have furnished in writing to each of the Investors.

               Xomed Surgical Products, Inc.
               6743 Southpoint Drive North
               Jacksonville, Florida 32216
               Attention:  President

               (ii) Any notice so addressed shall be deemed to be given: if delivered by hand, on the date of such delivery; if mailed by courier, on the first business day following the date of such mailing; and if mailed by registered or certified mail, on the third business day after the date of such mailing.

          (d)  Reproduction of Documents.  This Agreement and all documents
               -------------------------
relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by each Investor pursuant hereto and (iii) financial statements, certificates and other information previously or hereafter furnished to each Investor, may be reproduced by each Investor by an photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and each Investor may destroy any original document so reproduced. All parties hereto agree and stipulate that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by each Investor in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          (e)  Successors and Assigns.  This Agreement shall inure to the
               ----------------------
benefit of and be binding upon the successors and assigns (including without limitation any transferee of Common

Equity as permitted pursuant to the terms of this Agreement) of each of the parties.

          (f)  Entire Agreement; Amendment and Waiver.  This Agreement
               --------------------------------------
constitutes the entire understanding of the parties hereto relating to the subject matter hereof and supersede all prior agreements or understandings with respect to the subject matter hereof among such parties. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of each of the Institutional Investors and Management Investors holding more than 50% of the shares of Common Stock then held by all Management Investors.

          (g)  Counterparts.  This Agreement may be executed in one or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

          IN WITNESS WHEREOF, certain of the parties hereto have executed this Stockholders Agreement as of the date first above written.

                                    XOMED SURGICAL PRODUCTS, INC.


                                    By:  /s/ Mark K. Adams
                                         ------------------------------
                                         Name:  Mark K. Adams
                                         Title: President and CEO


                                    WARBURG, PINCUS INVESTORS, L.P.

                                    By:  Warburg, Pincus & Co.,
                                         General Partner


                                    By:  /s/ Elizabeth H. Weatherman
                                         ------------------------------
                                         Name:  Elizabeth H. Weatherman
                                         Title: Partner


                                    ACCEL IV L.P.

                                    By:  Accel IV Associates L.P.
                                         Its General Partner


                                    By:  /s/ G. Carter Sednaoui
                                         ------------------------------
                                         General Partner


                                    ACCEL INVESTORS '94 L.P.


                                    By:  /s/ G. Carter Sednaoui
                                         ------------------------------
                                         General Partner


                                    ACCEL KEIRETSU L.P.

                                    By:  Accel Partners & Co., Inc.
                                         Its General Partner


                                    By:  /s/ G. Carter Sednaoui
                                         ------------------------------
                                         General Partner

                               ELLMORE C. PATTERSON PARTNERS


                               By:  /s/ Authorized Signatory
                                    -------------------------------
                                    General Partner



                               PROSPER PARTNERS


                               By:  /s/ G. Carter Sednaoui
                                    -------------------------------
                                    Attorney-In-Fact



                               VERTICAL FUND ASSOCIATES, L.P.
                               By:  Vertical Group, L.P., General Parnter

                               By:  /s/ John E. Runnells
                                    --------------------------------
                                    General Partner



                               VERTICAL MEDICAL PARTNERS, L.P.

                               By: The Vertical Group, Inc.
                                   Its General Partner


                               By:  /s/ John E. Runnells
                                    --------------------------------


                               VERTICAL PARTNERS

                               By:  The Vertical Group, Inc.
                                    Its General Partner


                               By:  /s/ John E. Runnells
                                    --------------------------------


                               MARK K. ADAMS


                               /s/ Mark K. Adams
                               -------------------------------------
                               Mark K. Adams


                               SOLOMON ROSENBLATT


                               /s/ Solomon Rosenblatt
                               -------------------------------------
                               Solomon Rosenblatt

                               RONALD J. CERCONE


                               /s/ Ronald J. Cercone
                               ----------------------------------
                               Ronald J. Cercone



                               WILLIAM R. MILLER


                               /s/ William R. Miller
                               ----------------------------------
                               William R. Miller



                               ROBERT A. REEVES


                               /s/ Robert A. Reeves
                               ----------------------------------
                               Robert A. Reeves


                               FIRST UNION CAPITAL PARTNERS


                               /s/ Scott B. Perper
                               ----------------------------------
                               First Union Capital Partners


                               JAMES T. TREACE


                               /s/ James T. Treace
                               ----------------------------------
                               James T. Treace



                               JOHN R. TREACE


                               /s/ John R. Treace
                               ----------------------------------
                               John R. Treace


                               DANIEL H. TREACE


                               /s/ Daniel H. Treace
                               ----------------------------------
                               Daniel H. Treace

                                        F. BARRY BAYS


                                        /s/ F. Barry Bays
                                        ------------------------
                                        F. Barry Bays



                                        THOMAS E. TIMBIE

                                        /s/ Thomas E. Timbie
                                        ------------------------
                                        Thomas E. Timbie

                                   SCHEDULE I


James T. Treace
John R. Treace
Daniel H. Treace
F. Barry Bays
Thomas E. Timbie